EXTENSION TO AMENDED AND RESTATED
CERTIFICATE PURCHASE AGREEMENT

THIS EXTENSION TO AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT (this "Extension") dated as of December 19, 2005, is entered into among Navistar Financial Securities Corporation (the "Seller"), Navistar Financial Corporation ("Servicer"), Kitty Hawk Funding Corporation, ("KFFC"), as a Conduit Purchaser, Liberty Street Funding Corp. ("Liberty Street"), as a Conduit Purchaser, the Bank of Nova Scotia ("BNS") as a Managing Agent and a Committed Purchaser and Bank of America, National Association (Bank of America"), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

RECITALS

A.  The Seller, the Servicer, KHFC. Liberty Street, BNS and Bank of America are parties to that certain Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004 (as amended, supplemented or otherwise modified through the date hereof, the "Agreement").

B.  Such parties desire to modify the Purchase Expiration Date under (and as defined in) the Agreement in accordance with Section 2.04 of the Agreement.

C.  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Extension. The Purchase Expiration Date is extended to March 26, 2006, or, if earlier, the date specified in clause (ii) of the definition of Purchase Expiration Date in the Agreement as originally executed.

2.  Effect of Extension. All provisions of the Agreement, as extended by this Extension, remain in full force and effect. After this Extension becomes effective, all references in the Agreement to "this Agreement" "hereof" "herein" or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller's securitization program shall be deemed to be references to the Agreement as extended by this Extension. This Extension shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

3.  Counterparts. This Extension may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

4.  Governing Law. This Extension shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

5.           Section Headings. The various headings of this Extension are inserted for convenience only and shall not affect the meaning or interpretation of this Extension or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have caused this Extension to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Seller

By:      /s/  PAUL MARTIN
Name:        Paul Martin
Title:          V.P. & Treasurer

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:     /s/   PAUL MARTIN
Name:        Paul Martin
Title:          V.P. & Treasurer

KITTY HAWK FUNDING CORPORATION,
as a Conduit Purchaser for the KHFC Purchaser Group

By:    /s/   JILL A. GORDON
Name:       Jill A. Gordon
Title:         Vice President

BANK OF AMERICA NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/   WILLEM VAN BEEK
Name:       Willem Van Beek
Title:         Principal

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Committed Purchaser and Managing Agent for the KHFC Purchaser Group

By:     /s/   WILLEM VAN BEEK
Name:        Willem Van Beek
Title:          Principal

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:     /s/    NORMAN LAST
Name:         Norman Last
Title:           Managing Director

LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser for the Liberty Street Purchaser Group

By:    /s/     BERNARD J. ANGELO
Name:         Bernard J. Angelo
Title:           Vice President